UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 14, 2008

VERINT SYSTEMS INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-49790	11-3200514
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

330 South Service Road, Melville, New York	11747
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 962-9600

None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On February 14, 2008, Dan Bodner, the Chief Executive Officer of Verint Systems Inc. (“Verint”), issued a letter to Verint’s employees. A copy of the letter is furnished herewith as Exhibit 99.1 and is incorporated in this Item 7.01 by reference.

CAUTIONARY STATEMENT FOR THE PURPOSES OF THE “SAFE HARBOR” PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995.

Verint and its representatives may from time to time make written and oral forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (PSLRA), including statements in this report, in presentations, press releases, filings with the Securities and Exchange Commission, reports to shareholders and in meetings with analysts and investors. Generally the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions, identify forward-looking statements, which generally are not historical in nature. These statements are not facts and are based upon information available to Verint as of the date of this release. Verint assumes no obligation to revise or update any such forward-looking statement except as otherwise required by law. Forward-looking statements believed true when made may ultimately prove to be incorrect. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control and may cause actual results to differ materially from our current expectations. Some of the factors that could cause actual future results or conditions to differ materially from current expectations include: the impact on Verint’s financial results from the findings of the investigation by the Special Committee of Comverse Technology Inc. (“Comverse”) announced on January 29, 2008 relating to grants of Comverse stock options and other non-options related accounting matters; the impact on Verint’s financial results arising from Verint’s internal review of certain accounting matters, including but not limited to reserves, income statement expense reclassification, Verint’s application of SOP 97-2, including a review of revenue recognition and vendor specific objective evidence, as well as the audit of its financial results by its independent registered public accountants; the impact of governmental inquiries arising out of or related to option grants and practices and/or other accounting areas under investigation by Verint and the risk or regulatory action or private litigation relating to the same; the effect of Verint’s failure to timely file all required reports under the Securities Exchange Act of 1934; Verint’s ability to have its common stock relisted on The NASDAQ Global Market; customer and partner concern relating to the foregoing; risks associated with significant foreign operations, including fluctuations in foreign currency exchange rates; aggressive competition in all of Verint’s markets, which creates pricing pressure; risk that Verint’s recent merger with Witness Systems disrupts current plans and operations and the potential difficulties in employee retention and customer satisfaction as a result of the merger; the ability to recognize the expected benefits of the merger; the impact of the substantial indebtedness incurred to finance the consummation of the merger and challenges in maintaining covenant compliance; risks relating to current and potential future litigation or regulatory inquiries or actions inherited in quality products on a timely basis that satisfy customer requirements and achieve market acceptance; lengthy and variable revenue cycles create difficulty in forecasting the timing of revenue; integrating the business and personnel of Verint’s other acquisitions, including implementation of adequate internal controls; managing our expansion in the Asia Pacific region; risks that Verint’s intellectual property rights may not be adequate to protect its business or that others may claim that Verint or its subsidiaries infringe upon their intellectual property rights; risks associated with Verint’s ability to retain existing personnel and recruit and retain qualified personnel in all geographies in which Verint operates; decline in information technology spending; changes in the demand for Verint’s products; challenges in increasing gross margins; risks associated with changes in the competitive or regulatory environment in which Verint operates; dependence on government contracts; expected increase in Verint’s effective tax rate; risk that Verint improperly handles sensitive or confidential information or risk of misperception of such mishandling; inability to maintain relationships with value added resellers and systems integrators; difficulty of improving Verint’s infrastructure to support growth; risks associated with Comverse controlling Verint’s business and affairs; other risks described in filings with the Securities and Exchange Commission, including Verint’s Current Report on Form 8-K filed September 10, 2007, as supplemented Verint’s Current Report on Form 8-K filed November 5, 2007, as well as statements made in Verint’s Current Report on Form 8-K filed January 16, 2008 related to Verint’s market and growth strategy (which should be read in connection with the disclosure contained in this Form 8-K). All documents are available through the SEC’s Electronic Data Gathering Analysis and Retrieval system (EDGAR) at www.sec.gov or from Verint’s website at www.verint.com.

The foregoing information is being furnished under “Item 7.01 Regulation FD Disclosure.” Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.                                 Description

99.1	Letter to Employees dated February 14, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Verint Systems Inc.
Date: February 14, 2008

	By:	/s/ Peter Fante
	Name:	Peter Fante
	Title:	Chief Legal Officer